EXHIBIT 10.4

                      AMENDMENT TO AMERICAN STORES COMPANY
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                                1998 RESTATEMENT


                  The American Stores Company Supplemental Executive Retirement Plan 1998 Restatement is hereby amended effective September 15, 1998 as follows:

                  Section 6.01(a) shall be amended to read as follows:

                  A Participant or, after the Participant's death, his or her Beneficiary may vary or modify the terms of the distribution set forth in any Deferral Agreement and Distribution Election, but any such modification or variation shall be made pursuant to a written instrument between the Participant or Beneficiary, as the case may be, and the Company executed no later than 12 months before the date such modification or variation is to be effective. Notwithstanding the foregoing, a Participant or Beneficiary, as the case may be, may vary or modify the terms of the distribution set forth in a Deferral Agreement and Distribution Election with respect to a Change of Control event by written instrument between the Participant or Beneficiary, as the case may be, and the Company executed at any time during which, under the facts and circumstances then existing and as determined by the Committee (or its delegee), there is substantial uncertainty as to whether a Change of Control will occur.

                  CERTIFICATE OF ADOPTION BY BOARD OF DIRECTORS

                  The undersigned, Mary V. Sloan, Vice President and Secretary of American Stores Company, hereby certifies that the foregoing Amendment to the American Stores Company Supplemental Executive Retirement Plan 1998 Restatement was approved by the Board of Directors of the Company at a meeting of the Board of Directors duly called and held on September 15, 1998.

                                              /s/ Mary V. Sloan
                                              Mary V. Sloan
                                              Vice President and Secretary